Exhibit 99.2

       SERVICE CORPORATION INTERNATIONAL INCREASES QUARTERLY CASH DIVIDEND

    HOUSTON, Nov. 8 /PRNewswire-FirstCall/ -- Service Corporation International (NYSE: SCI), which owns and operates funeral service locations and cemeteries, today announced that its Board of Directors has approved a quarterly cash dividend of three cents per share of common stock, representing a 20% increase from the prior quarterly dividend of two and one-half cents per share. The quarterly cash dividend announced today is payable on January 31, 2007 to shareholders of record at the close of business on January 16, 2006. While the Company intends to pay regular quarterly cash dividends for the foreseeable future, all subsequent dividends, and the establishment of record and payment dates, are subject to final determination by the Board of Directors each quarter after its review of the Company's financial performance.

    Cautionary Statement on Forward-Looking Statements

The statements in this press release that are not historical facts are forward-looking statements. These forward-looking statements have been made in reliance on the "safe harbor" protections provided under the Private Securities Litigation Reform Act of 1995. These statements may be accompanied by words such as "believe," "estimate," "project," "expect," "anticipate," or "predict," that convey the uncertainty of future events or outcomes. These statements are based on assumptions that we believe are reasonable; however, many important factors could cause our actual results in the future to differ materially from the forward-looking statements made herein and in any other documents or oral presentations made by, or on behalf of us. There can be no assurance that future dividends will be declared. The actual declaration of future dividends, and the establishment of record and payment dates, is subject to final determination by our Board of Directors each quarter after its review of our financial performance. Important factors which could cause actual results to differ materially from those in forward-looking statements include, among others, restrictions on the payment of dividends under existing or future credit agreements or other financing arrangements; changes in tax laws relating to corporate dividends; a determination by the Board of Directors that the declaration of a dividend is not in the best interests of the Company and its shareholders; an increase in our cash needs or a decrease in available cash; or a deterioration in our financial condition or results. For further information on these and other risks and uncertainties, see our Securities and Exchange Commission filings, including our amended 2005 Annual Report on Form 10-K. Copies of this document as well as other SEC filings can be obtained from our website at http://www.sci-corp.com . We assume no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by us, whether as a result of new information, future events or otherwise.

    About Service Corporation International

    Service Corporation International (NYSE: SCI), headquartered in Houston, Texas, is North America's leading provider of deathcare products and services. At September 30, 2006, we owned and operated 827 funeral homes, 144 cemeteries, and 171 combination funeral homes and cemeteries in 41 states, seven Canadian provinces, and the District of Columbia. Through our businesses, we market the Dignity Memorial(R) brand which offers assurance of quality, value, caring service, and exceptional customer satisfaction. For more information about Service Corporation International, please visit our website at http://www.sci-corp.com . For more information about Dignity Memorial(R), please visit http://www.dignitymemorial.com .

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    For more information about Service Corporation International, please visit our website at http://www.sci-corp.com .

     For additional information contact:

     Investors: Debbie Young - Director / Investor Relations    (713) 525-9088

     Media:   Greg Bolton - Director / Corporate Communications (713) 525-5235

SOURCE  Service Corporation International
    -0-                             11/08/2006
    /CONTACT: investors, Debbie Young, Director-Investor Relations, +1-713-525-9088, or media, Greg Bolton, Director-Corporate Communications, +1-713-525-5235, both of Service Corporation International/
    /Web site:  http://www.sci-corp.com
                http://www.dignitymemorial.com /
    (SCI)